UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010 (November 15, 2010)

UNIVERSAL HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into Material Definitive Agreement.

(a)               On November 15, 2010 (the “Closing Date”), Universal Health Services, Inc. (“UHS”) entered into a Credit Agreement, dated as of November 15, 2010 (the “New Credit Agreement”), among UHS, JPMorgan Chase Bank, N.A. (together with the various financial institutions as are or may become parties thereto, the “Lenders”), Sun Trust Bank, The Royal Bank of Scotland, Plc, Bank of Tokyo-Mitsubishi UFJ Trust Company and Credit Agricole Corporate and Investment Bank, as co-documentation agents, Deutsche Bank Securities Inc. and Bank of America N.A., as co-syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and as collateral agent for the secured parties.  The New Credit Agreement provides for a senior secured credit facility in an aggregate amount of $3.45 billion, comprised of a new $800 million revolving credit facility, a $1.05 billion Term Loan A facility and a $1.6 billion Term Loan B facility.  The senior secured credit facility is secured by substantially all the assets of UHS and its material subsidiaries (the “Collateral”) and guaranteed by its material subsidiaries.  UHS’ 7.125% Notes due 2016 and its 6.75% Notes due 2011 (collectively, the “Existing Notes”) share equally and ratably in all the Collateral.

Borrowings made pursuant to the New Credit Agreement will bear interest at a rate per annum equal to, at the election of UHS, (1) the greatest of (a) the Lender’s prime rate, (b) the weighted average of the federal funds rate, plus 0.5% and (c) one month LIBOR plus 1%, in each case, plus an applicable margin of initially 2.25%, 2.25% and 3.00% for the revolving credit facility, the Term Loan A facility and the Term Loan B facility, respectively or (2) one, two, three or six month LIBOR (at the election of UHS), plus an applicable margin of initially 3.25%, 3.25% and 4.00% for the revolving credit facility, the Term Loan A facility and the Term Loan B facility, respectively.  Commencing with the fiscal quarter ending June 30, 2011, the applicable margins for the Term Loan A facility and the revolving credit facility are subject to increase or decrease based upon UHS’ consolidated leverage ratio at such time.

The foregoing description of the New Credit Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the New Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

(b)           On the Closing Date, UHS Escrow Corporation (the “Escrow Issuer”), UHS, certain subsidiaries of UHS, Psychiatric Solutions, Inc. (“PSI”), certain subsidiaries of PSI, and Union Bank, N.A., as trustee, executed a Supplemental Indenture (the “Supplemental Indenture”), dated as of the Closing Date, to the Indenture, dated as of September 29, 2010, between the Escrow Issuer and Union Bank, N.A., as trustee, relating to the $250,000,000 aggregate principal amount of the Escrow Issuer’s 7% Senior Notes due 2018 (the “Senior Notes”).  Pursuant to the Supplemental Indenture and related documentation, UHS, as successor by merger to the Escrow Issuer, expressly assumed the obligations of the Escrow Issuer under the Indenture and the Senior Notes, and the UHS subsidiaries named therein, PSI and the PSI subsidiaries named therein guaranteed UHS’ obligations under the Indenture and the Senior Notes.  In addition, PSI and the PSI subsidiaries executed Joinders to the Registration Rights Agreement, dated as of September 29, 2010, and to the Purchase Agreement, dated September 15, 2010, each relating to the Senior Notes.

Copies of the Indenture and the Registration Rights Agreement, each dated as of September 29, 2010, relating to the Senior Notes, were filed as exhibit 4.1 and exhibit 4.3, respectively, to UHS’ Form 8-K dated September 29, 2010 and filed on October 5, 2010.  A form of the Purchase Agreement, dated September 15, 2010, relating to the Senior Notes, was filed as exhibit 4.1 to UHS’ Form 8-K dated September 15, 2010 and filed on September 20, 2010.

(c)           On November 15, 2010, in connection with the entering into of the New Credit Agreement, in accordance with the Indenture dated January 20, 2000 governing the rights of UHS’ Existing Notes, UHS entered into a supplemental indenture pursuant to which the Existing Notes will be equally and ratably secured with the Lenders under the New Credit Agreement with respect to the Collateral for so long as the Lenders under the New Credit Agreement are so secured.

Relationships

Financial advisor in connection with PSI acquisition

J.P. Morgan Securities LLC, an affiliate of JP Morgan Chase Bank, N.A., acted as UHS’ financial advisor in connection with the acquisition of PSI pursuant to the Merger Agreement (as defined below).

7% Senior Notes

Affiliates of JP Morgan Chase Bank, N.A. and Deutsche Bank acted as Joint Book Running Managers and affiliates of Credit Agricole Corporate and Investment Bank, The Royal Bank of Scotland, Plc, SunTrust Bank and Bank of Tokyo-Mitsubishi, UFJ, Ltd., New York Branch, acted as co-managers in the offering by the Escrow Issuer of the Senior Notes in September 2010 to qualified institutional buyers under Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

           See the information set forth under “Relationships” in Item 1.02 of this Current Report on Form 8-K.

Item 1.02.                      Termination of a Material Definitive Agreement.

(a)           On November 15, 2010, UHS terminated its Credit Agreement, dated as of March 4, 2005 and amended as of July 28, 2006 and April 13, 2007 (the “Prior Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and ABN Amro Bank, N.V., SunTrust Bank and Wachovia Bank, National Association, as co-documentation agents, and the other lenders named therein.  The Prior Credit Agreement provided for an unsecured revolving line of credit of up to $800 million including a $100 million sublimit for letters of credit.  The interest rate on borrowings was determined, at UHS’ option, as either (i) the LIBOR plus a spread of 0.33% to 0.575% or (ii) at the higher of the prime rate or the federal funds rate plus 0.5%.  A facility fee ranging from 0.07 to .175% based on UHS’ credit ratings from Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., was required on the total commitment.

(b)           On the Closing Date, upon completion of the merger with UHS referred to in Item 2.01 below, PSI delivered to U.S. Bank National Association, as trustee, under (i) that certain Indenture, dated as of July 6, 2005, between PSI and U.S. Bank National Association, as amended and supplemented to the Closing Date (the “2005 Indenture”) and (ii) that certain Indenture, dated as of May 7, 2009, between PSI and U.S. Bank National Association, as amended and supplemented to the Closing Date (the “2009 Indenture”), relating to PSI’s 7.75% Senior Subordinated Notes due 2015 issued pursuant to each such Indenture (collectively, the “PSI Notes”), a notice of redemption of all of the outstanding PSI Notes, pursuant to the optional redemption provisions set forth in each of the 2005 Indenture and the 2009 Indenture, such redemption to be completed on the redemption date of December 15, 2010, and other documentation pertaining to such optional redemption and the related satisfaction and discharge of each of the 2005 Indenture and the 2009 Indenture pursuant to its terms, and PSI irrevocably deposited with U.S. Bank National Association approximately $631.9 million, the redemption price for all of the outstanding PSI Notes plus accrued and unpaid interest on the PSI Notes to such redemption date.  U.S. Bank National Association thereupon confirmed that each of the 2005 Indenture and the 2009 Indenture has been satisfied and discharged, as of the Closing Date.

Relationships

New Senior Credit Facility

Concurrently with the termination of the Prior Credit Agreement, UHS entered into the New Credit Agreement described in Item 1.01 of this Current Report on Form 8-K.
Under the New Credit Agreement, JPMorgan Chase Bank, N.A. is acting as a lender and as administrative agent, Bank of America N.A. is acting as co-syndication agent, and The Royal Bank of Scotland, Plc (an affiliate of ABN Amro Bank, N.V.) and SunTrust Bank are acting as co-documentation agents.

7.125% Senior Notes

Affiliates of JPMorgan Chase Bank, N.A., Bank of America, N.A., Royal Bank of Scotland, Plc, ABN Amro Bank, N.V., SunTrust Bank and Wells Fargo Bank, National Association and certain of the other lenders under the prior Credit Agreement acted as underwriters in the public offering of UHS’ 7.125% Notes due 2016.

See the information set forth under “Relationships” in Item 1.01 of this Current Report on Form 8-K.

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On November 15, 2010, Olympus Acquisition Corp. (the “Merger Subsidiary”), a wholly owned subsidiary of UHS, merged with and into PSI.  As a result of the merger, PSI has become a wholly owned subsidiary of UHS.

Under the terms of the Agreement and Plan of Merger, dated as of May 16, 2010 (“Merger Agreement”), among UHS, PSI and the Merger Subsidiary, each share of issued and outstanding common stock of PSI was, subject to certain exceptions, converted into the right to receive $33.75 in cash.

The foregoing description of the merger and Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in response to Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth in response to Item 1.01 is incorporated by reference into this Item 3.03.

Item 8.01.              Other Events.

On November 15, 2010, UHS issued a press release announcing the consummation of the merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited consolidated balance sheets of PSI as of December 31, 2009 and December 31, 2008 and the consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto, which were included in PSI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (filed on February 25, 2010), are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed consolidated balance sheet of PSI as of September 30, 2010 and the unaudited condensed consolidated statements of income, and cash flows for the three and nine months periods ended September 30, 2010 and September 30, 2009, and the notes related thereto, which were included in PSI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (filed on November 9, 2010), are filed as Exhibit 99.3 and incorporated herein by reference.

(b)           Pro Forma Financial Information

All required pro forma financial information with respect to PSI will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)           Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of May 16, 2010, among Universal Health Services, Inc., Psychiatric Solutions, Inc. and Olympus Acquisition Corp. (incorporated by reference to Exhibit 2.1 to UHS’s Current Report on Form 8-K, filed on May 18, 2010)

4.1
Supplemental Indenture, dated as of November 15, 2010, to the Indenture, dated September 29, 2010, between UHS Escrow Corporation  and Union Bank, N.A., as Trustee, relating to the $250,000,000 aggregate principal amount of the Escrow Issuer’s 7% Senior Notes due 2018

4.2
Second Supplemental Indenture, dated as of November 15, 2010, to the Indenture, dated January 20, 2000, between Universal Health Services, Inc. and the Bank of New York Mellon Trust company, N.A., as Trustee

10.1
Credit Agreement, dated as of November 15, 2010, by and among Universal Health Services, Inc., JPMorgan Chase Bank, N.A. and the various financial institutions as are or may become parties thereto, as Lenders, SunTrust Bank, The Royal Bank of Scotland, Plc, Bank of Tokyo-Mitsubishi UFJ Trust Company and Credit Agricole Corporate and Investment Bank, as co-documentation agents, Deutsche Bank Securities Inc. and Bank of America N.A. as co-syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and as collateral agent for the secured parties

99.1	Press Release issued by Universal Health Services, Inc. dated November 15, 2010
99.2
Audited consolidated balance sheets of PSI as of December 31, 2009 and December 31, 2008 and the consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto (incorporated by reference to PSI’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 25, 2010)

99.3
Unaudited condensed consolidated balance sheet of PSI as of September 30, 2010 and the unaudited condensed consolidated statements of income and cash flows for the three and nine month periods ended September 30, 2010 and September 30, 2009, and the notes related thereto (incorporated by reference to PSI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 9, 2010)

99.4	Consent of Ernst & Young LLP, dated November 17, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: November 17, 2010	By:	/s/ Steve Filton
Name: Steve Filton
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of May 16, 2010, among Universal Health Services, Inc., Psychiatric Solutions, Inc. and Olympus Acquisition Corp. (incorporated by reference to Exhibit 2.1 to UHS’s Current Report on Form 8-K, filed on May 18, 2010)

4.1
Supplemental Indenture, dated as of November 15, 2010, to the Indenture, dated September 29, 2010, between UHS Escrow Corporation  and Union Bank, N.A., as Trustee, relating to the $250,000,000 aggregate principal amount of the Escrow Issuer’s 7% Senior Notes due 2018

4.2
Second Supplemental Indenture, dated as of November 15, 2010, to the Indenture, dated January 20, 2000, between Universal Health Services, Inc. and the Bank of New York Mellon Trust company, N.A., as Trustee

10.1
Credit Agreement, dated as of November 15, 2010, by and among Universal Health Services, Inc., JPMorgan Chase Bank, N.A. and the various financial institutions as are or may become parties thereto, as Lenders, SunTrust Bank, The Royal Bank of Scotland, Plc, Bank of Tokyo-Mitsubishi UFJ Trust Company and Credit Agricole Corporate and Investment Bank, as co-documentation agents, Deutsche Bank Securities Inc. and Bank of America N.A. as co-syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and as collateral agent for the secured parties

99.1	Press Release issued by Universal Health Services, Inc. dated November 15, 2010
99.2
Audited consolidated balance sheets of PSI as of December 31, 2009 and December 31, 2008 and the consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto (incorporated by reference to PSI’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 25, 2010)

99.3
Unaudited condensed consolidated balance sheet of PSI as of September 30, 2010 and the unaudited condensed consolidated statements of income and cash flows for the three and nine month periods ended September 30, 2010 and September 30, 2009, and the notes related thereto (incorporated by reference to PSI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 9, 2010)

99.4	Consent of Ernst & Young LLP, dated November 17, 2010